Filed pursuant to Rule 497
File No. 333-234420

PROSPECTUS SUPPLEMENT (To Prospectus dated January 8, 2020 and Prospectus Supplement dated January 24, 2020)	March 6, 2020

OFS Credit Company, Inc.
$25,000,000
Common Stock
This prospectus supplement supplements the prospectus supplement, dated January 24, 2020 (the “Prospectus Supplement”) and the accompanying prospectus thereto, dated January 8, 2020 (the “Base Prospectus,” together with the Prospectus Supplement and this prospectus supplement, the “Prospectus”), which relate to the sale of shares of common stock of OFS Credit Company, Inc. in an “at the market offering” pursuant to an equity distribution agreement, dated January 24, 2020, with Ladenburg Thalmann & Co. Inc.
You should carefully read the entire Prospectus before investing in our common stock. You should also review the information set forth under the “Risk Factors” section beginning on page 20 of the Base Prospectus before investing.
The terms “OFS Credit,” the “Company,” “we,” “us” and “our” generally refer to OFS Credit Company, Inc.
PRIOR SALES PURSUANT TO THE “AT THE MARKET OFFERING”
From January 24, 2020 to March 4, 2020, we sold a total of 173,498 shares of common stock pursuant to the “at the market offering.” The net proceeds as a result of these sales of common stock were approximately $2.8 million after deducting commissions and fees.

Recent Developments

FIRST QUARTER 2020 FINANCIAL RESULTS

•	Net investment income ("NII") of $1.36 million, or $0.44 per common share, for the fiscal quarter ended January 31, 2020.

•	Core net investment income ("Core NII")[1] of $2.60 million, or $0.85 per common share, which approximated 167% of our distributions for the fiscal quarter ended January 31, 2020.

•	Net asset value of $15.92 per common share as of January 31, 2020, a 6.3% increase from $14.98 as of October 31, 2019.

•	Closed investments totaling approximately $2.5 million during the fiscal quarter ended January 31, 2020.

•	As of January 31, 2020, the weighted average GAAP (as defined below) effective yield of our CLO structured finance note investments at current cost was 14.33%.

•	Increased monthly distributions on common shares through April 2020 to $0.1734 per share, implying an annualized distribution of $2.08 per share.

(1) Non-GAAP Financial Measure - Core NII
On a supplemental basis, we disclose Core NII, which is a financial measure calculated and presented on a basis of methodology other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Our non-GAAP measures may differ from similar measures used by other companies, even if similar terms are utilized to identify such measures. This measure is not provided as a substitute for GAAP NII, but in addition to it. Core NII represents GAAP net investment income adjusted for net interest cash distributions received on our CLO structured finance notes. OFS Credit’s investment advisor uses this information in its internal analysis of results and believes that this information may be informative in determining the quality of the Company's financial performance, estimating taxable income, identifying trends in its results and providing meaningful period-to-period comparisons.
For GAAP purposes, interest income from investments in the “equity” class securities of CLO vehicles is recognized in accordance with the effective interest method, which is based on estimated cash flows to the expected redemption of the investments, and the investments' current amortized cost. The result is an effective yield for the investments which differs from the actual cash received. The effective yield is recognized as an increase to the amortized cost of the investment, and distributions received are recognized as a reduction in amortized cost basis. Accordingly, interest income recognized on CLO equity securities in the GAAP statement of operations differs from the cash distributions received by the Company during the period (referred to below as “CLO equity adjustments”).
Our measure of Core NII utilizes the interest account waterfall distributions of the underlying CLOs, determined by the underlying CLOs’ trustees in accordance with the applicable CLO indentures, in lieu of the GAAP measure of effective-yield interest income. Management believes this measure to be representative of the cash component of taxable income to be reported to us by the underlying CLOs. However, taxable income to be reported to us by the underlying CLOs may also include non-cash components—such as the amortization of premium or discounts on the underlying CLOs’ investments in commercial loans and the amortization of deferred debt issuance costs on the underlying CLOs’ debt obligations—as well as realized capital gains or losses resulting from trading activities within the underlying CLOs, which are generally retained in the principal account of (i.e., not distributed by) the underlying CLOs; and will be impacted by tax attribute carry-over (e.g., loss carry-forwards) within the CLO vehicles. Moreover, the taxable income we recognize may also be influenced by differences between our fiscal year end and the fiscal year end of any of the CLOs in which we invest, the legal form of the CLO vehicles, and other factors.
For the Company to continue to qualify as a regulated investment company for U.S. federal income tax purposes, we are required, among other things, to distribute annually at least 90% of our investment company taxable income. Thus, management monitors Core NII as an indication of our estimated taxable income for a reporting period. We can offer no assurance that these estimates will reflect the final amount or tax character of our earnings, which cannot be determined until we receive tax reports from the underlying CLOs and prepare our tax returns following the close of our fiscal year. We also note that this non-GAAP measure may not serve as a useful indicator of taxable earnings, particularly during periods of market disruption and volatility, and, as such, our taxable income may differ materially from our Core NII.

	Three Months Ended January 31, 2020
	Amount	Per Common Share Amount
GAAP Net investment income	$1,357,078	$0.44
CLO equity adjustments	1,246,475	0.41
Core Net investment income	$2,603,553	$0.85

Distributions
On January 28, 2020, our board of directors declared the following distributions on common shares.

Record Date	Payable Date	Distribution Per Share
February 21, 2020	February 28, 2020	$0.1734
March 24, 2020	March 31, 2020	$0.1734
April 23, 2020	April 30, 2020	$0.1734

On January 28, 2020, our board of directors declared the following dividends on the Series A Term Preferred Stock shares.

Record Date	Payable Date	Dividend Per Share
February 21, 2020	February 28, 2020	$0.1432292
March 24, 2020	March 31, 2020	$0.1432292
April 23, 2020	April 30, 2020	$0.1432292

PORTFOLIO AND INVESTMENT ACTIVITIES
During the fiscal quarter ended January 31, 2020, OFS Credit closed two investments of CLO subordinated note securities in two separate CLO deals totaling $2.5 million. As of January 31, 2020, OFS Credit's portfolio had exposure to 22 separate collateral managers.

RESULTS OF OPERATIONS
Income
Interest Income
Interest income for the fiscal quarter ended January 31, 2020 was $2.78 million.
Expenses
Management fee
Management fee expense for the fiscal quarter ended January 31, 2020 was $310,644.
Incentive fee
Incentive fee expense for the fiscal quarter ended January 31, 2020 was $273,191.
Net Gain on Investments
Net gains for the fiscal quarter ended January 31, 2020 were $3.1 million due to unrealized appreciation of $3.1 million.
LIQUIDITY AND CAPITAL RESOURCES
As of January 31, 2020, we had $2.2 million in cash with no restrictions or limitations on its use.
On January 24, 2020, we entered into an equity distribution agreement relating to the sale of shares of our common stock. The equity distribution agreement provides that we may offer and sell shares of our common stock having an aggregate offering price of up to $25,000,000. As of March 4, 2020, we sold 173,498 shares of our common stock for net proceeds of $2,815,059 after deducting commissions and fees.

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

On March 4, 2020, the Company filed its Quarterly Schedule of Portfolio Holdings for the quarter ended January 31, 2020. The text of the Quarterly Schedule of Portfolio Holdings is attached hereto and is incorporated herein by reference.

Information contained on our website is not incorporated by reference into the Prospectus, and you should not consider that information to be part of the Prospectus.

OFS Credit Company, Inc.
Schedule of Investments
January 31, 2020
(Unaudited)

Item 1. Schedule of Investments.

Company and Investment	Effective Yield (3)	Initial Acquisition Date	Maturity (6)	Principal Amount	Amortized Cost (4)	Fair Value (5)	Percent of Net Assets
Structured Finance (1) (2) (9)
Allegro CLO VII, Ltd.
Subordinated Notes	13.54%	2/14/2019	6/13/2031	$3,100,000	$2,523,305	$2,311,008	4.7%

Anchorage Capital CLO 1-R Ltd.
Subordinated Notes	15.85%	10/5/2018	4/13/2031	2,100,000	1,705,567	1,600,466	3.3

Atlas Senior Loan Fund X Ltd.
Subordinated Notes	19.34%	10/5/2018	1/15/2031	5,000,000	2,969,427	2,420,508	4.9

Atlas Senior Loan Fund IX Ltd.
Subordinated Notes	16.02%	10/5/2018	4/20/2028	1,200,000	598,651	461,491	0.9

Battalion CLO IX Ltd.
Income Notes (7)	17.28%	10/10/2018	7/15/2031	1,079,022	715,931	664,808	1.4
Subordinated Notes	17.28%	10/10/2018	7/15/2031	1,770,978	1,175,043	1,091,136	2.2
				2,850,000	1,890,974	1,755,944	3.6
Battalion CLO XI Ltd.
Subordinated Notes	17.54%	3/20/2019	10/24/2029	5,000,000	4,186,475	4,291,757	8.7

BlueMountain Fuji U.S. CLO III, Ltd.
Subordinated Notes	20.08%	09/18/2019	1/15/2030	3,701,700	2,747,822	2,922,626	6.0

Crown Point CLO 4 Ltd.
Subordinated Notes	16.76%	3/22/2019	4/20/2031	4,750,000	3,883,679	3,813,426	7.8

Dryden 30 Senior Loan Fund
Subordinated Notes	16.62%	10/5/2018	11/15/2028	1,000,000	576,309	495,267	1.0

OFS Credit Company, Inc.
Schedule of Investments
January 31, 2020
(Unaudited)

Company and Investment	Effective Yield (3)	Initial Acquisition Date	Maturity (6)	Principal Amount	Amortized Cost (4)	Fair Value (5)	Percent of Net Assets
Dryden 38 Senior Loan Fund
Subordinated Notes	13.31%	10/5/2018	7/15/2030	$2,600,000	$1,767,803	$1,506,284	3.1%

Dryden 41 Senior Loan Fund
Subordinated Notes	13.88%	10/5/2018	4/15/2031	2,600,000	1,724,746	1,509,069	3.1

Dryden 53 CLO, Ltd.
Income Notes (7)	15.59%	10/5/2018	1/15/2031	3,200,000	2,440,319	2,217,185	4.5
Subordinated Notes	19.69%	10/1/2019	1/15/2031	500,000	345,305	346,435	0.7
				3,700,000	2,785,624	2,563,620	5.2
Dryden 76 CLO, Ltd.
Subordinated Notes	15.37%	9/27/2019	10/20/2032	2,250,000	2,064,211	2,068,172	4.2

Elevation CLO 2017-7, Ltd.
Subordinated Notes	12.86%	10/5/2018	7/15/2030	4,750,000	3,544,039	2,998,318	6.1

Elevation CLO 2017-8, Ltd.
Subordinated Notes	12.73%	10/5/2018	10/25/2030	2,000,000	1,534,677	1,186,623	2.4

TCI-Flatiron CLO 2017-1, Ltd.
Subordinated Notes	15.73%	3/22/2019	5/15/2030	3,000,000	2,026,868	1,915,871	3.9

Flatiron CLO 18 Ltd.
Subordinated Notes	12.21%	10/5/2018	4/17/2031	4,500,000	3,690,949	3,313,816	6.8

Greenwood Park CLO, Ltd.
Subordinated Notes	12.53%	10/5/2018	4/15/2031	4,000,000	3,345,515	3,119,279	6.4

Halcyon Loan Advisors Funding 2018-1 Ltd.
Subordinated Notes	15.96%	3/20/2019	7/20/2031	3,000,000	2,339,292	1,976,404	4.0

OFS Credit Company, Inc.
Schedule of Investments
January 31, 2020
(Unaudited)

Company and Investment	Effective Yield (3)	Initial Acquisition Date	Maturity (6)	Principal Amount	Amortized Cost (4)	Fair Value (5)	Percent of Net Assets
HarbourView CLO VII-R, Ltd.
Subordinated Notes	7.23%	10/5/2018	11/18/2026	$3,100,000	$1,857,899	$850,190	1.7%

Madison Park Funding XXIII, Ltd.
Subordinated Notes	12.72%	10/5/2018	7/27/2047	4,000,000	3,131,878	2,800,172	5.7

Marble Point CLO X Ltd.
Subordinated Notes	11.80%	10/5/2018	10/15/2030	7,000,000	5,133,965	3,855,461	7.8

Marble Point CLO XI Ltd.
Income Notes (7)	12.90%	10/5/2018	12/18/2047	1,500,000	1,215,613	921,600	1.9

MidOcean Credit CLO VII Ltd.
Income Notes (7)	9.83%	3/20/2019	7/15/2029	3,275,000	2,239,999	1,859,119	3.8

MidOcean Credit CLO VIII Ltd.
Income Notes (7)	11.42%	1/14/2019	2/20/2031	3,250,000	2,510,427	2,372,758	4.8

MidOcean Credit CLO IX Ltd.
Income Notes (7)	14.72%	11/21/2018	7/20/2031	3,000,000	2,090,734	2,091,817	4.3

Niagara Park CLO, Ltd.
Subordinated Notes	18.12%	11/8/2019	7/17/2032	2,000,000	1,476,053	1,706,197	3.5

Sound Point CLO IV-R, Ltd.
Subordinated Notes	6.34%	11/2/2018	4/18/2031	4,000,000	1,549,942	1,244,238	2.5

THL Credit Wind River 2014-3 CLO Ltd.
Subordinated Notes	9.21%	10/10/2018	10/22/2031	2,778,000	1,866,811	1,171,930	2.4

Venture 33 CLO Limited
Subordinated Notes	14.43%	3/21/2019	7/15/2031	3,150,000	2,474,244	2,173,357	4.4

OFS Credit Company, Inc.
Schedule of Investments
January 31, 2020
(Unaudited)

Company and Investment	Effective Yield (3)	Initial Acquisition Date	Maturity (6)	Principal Amount	Amortized Cost (4)	Fair Value (5)	Percent of Net Assets

Vibrant CLO X Ltd.
Subordinated Notes	17.59%	05/23/2019	10/20/2031	$5,000,000	$3,574,630	$3,442,894	7.0%

Voya CLO 2017-4, Ltd.
Subordinated Notes	12.55%	10/5/2018	10/15/2030	1,000,000	835,566	716,698	1.5

ZAIS CLO 3, Limited
Income Notes (7)	16.54%	10/10/2018	7/15/2031	1,038,255	609,793	386,844	0.8
Subordinated Notes	16.54%	10/10/2018	7/15/2031	1,761,745	1,034,717	656,409	1.3
				2,800,000	1,644,510	1,043,253	2.1

Total Structured Finance Notes				$106,954,700	$77,508,204	$68,479,633	139.5%

Cash and Cash Equivalents (8)					$2,218,793	$2,218,793	4.5%

Total Investments, Cash Equivalents					$79,726,997	$70,698,426	144.0%

Liabilities In Excess of Other Assets (excluding cash equivalents)						(21,615,962)
Net Assets (equivalent to $15.92 per share based on 3,083,280 shares of common stock outstanding)						$49,082,464

OFS Credit Company, Inc.
Schedule of Investments
January 31, 2020
(Unaudited)

(1) These investments are generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933, as amended.
(2) Structured finance investments, including income notes and subordinated notes, are considered CLO subordinated debt positions. CLO subordinated debt positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. These securities are colloquially referred to as CLO equity.
(3) The effective yield is estimated based upon the current projection of the amount and timing of distributions including the estimated amount of terminal principal payments. Effective yields for the Company's CLO structured finance note positions are monitored and evaluated at each reporting date. The estimated yield and investment cost may ultimately not be realized. As of January 31, 2020, the Company's weighted-average effective yield on its aggregate CLO structured finance note positions, based on current amortized cost, was 14.33%
(4) Amortized cost reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO structured finance investments.
(5) The fair value of all investments was determined using significant, unobservable inputs, and was determined in good faith by the board of directors of the Company. See “Note 3. Fair Value of Financial Instruments”.
(6) Maturity represents the contractual maturity date of the CLO structured finance note positions. Expected maturity and cash flows, not contractual maturity and cash flows, were utilized in deriving the effective yield of the investments.
(7) Security issued by an affiliate of named issuer.
(8) Represents cash and cash equivalents held in a money market deposit account as of January 31, 2020.
(9) We do not "control" and are not an "affiliate" of any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, we would be presumed to "control" a portfolio company if we owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if we owned 5% or more of its voting securities.

See Accompanying Notes

OFS Credit Company, Inc.
Notes to Schedule of Investments

Note 1. Organization
OFS Credit Company, Inc., (the “Company”) is a Delaware corporation formed on September 1, 2017. The Company’s operations commenced on October 10, 2018 upon completion of the sale and issuance of 2,500,000 shares of common stock at an aggregate purchase price of $50,000,000 (the “Offering”). Prior to October 10, 2018, there had been no activity other than the sale and issuance of 5,000 shares of common stock at an aggregate purchase price of $100,000 to OFS Funding I, LLC, a wholly owned subsidiary of Orchard First Source Asset Management, LLC (“OFSAM”).
The Company is a non-diversified, externally managed, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (“1940 Act”); and has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Company's investment adviser is OFS Capital Management, LLC, which the Company refers to as “OFS Advisor”. The Company's primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. Under normal conditions, the Company invests at least 80% of its assets in floating rate credit instruments and other structured credit investments, including: (i) collateralized loan obligation (“CLO”) debt and subordinated/residual tranche securities (“Structured Finance Notes”); (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments. The CLOs in which the Company invests are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors.
Note 2. Basis of Presentation and Summary of Significant Accounting Policies
Basis of presentation: The Company prepares its interim financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form N-Q, including the provisions of ASC Topic 946, Financial Services — Investment Companies, and the reporting requirements of the 1940 Act and Article 10 of Regulation S-X. In the opinion of management, all adjustments, consisting only of normal and recurring accruals and adjustments, necessary for fair presentation of financial results for the interim period have been incorporated. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company’s annual report on Form N-CSR for the year ended October 31, 2019 as filed with the Securities and Exchange Commission.
Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.
Cash: The Company’s cash is maintained with a member bank of the FDIC and at times, such balances may be in excess of the FDIC insurance limits. Cash as of January 31, 2020, includes $2,218,793 held at US Bank National Association.
Investments: The Company applies fair value accounting in accordance with ASC Topic 820, which defines fair value, establishes a framework to measure fair value, and requires disclosures regarding fair value measurements. Fair value is defined as the price to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is determined through the use of models and other valuation techniques, valuation inputs, and assumptions market participants would use to value the investment. Highest priority is given to prices for identical assets quoted in active markets (Level 1) and the lowest priority is given to unobservable valuation inputs (Level 3). The availability of observable inputs can vary significantly and is affected by many factors, including the type of product, whether the product is new to the market, whether the product is traded on an active exchange or in the secondary market, and the current market conditions. To the extent that the valuation is based on less observable or unobservable inputs, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3 (i.e., those instruments valued using non-observable inputs), which comprise the entirety of the Company’s investments.
Changes to the Company's valuation policy are reviewed and approved by management and the Company’s board of directors (the “Board”). As the Company’s investments change, markets change, new products develop, and valuation inputs become more or less observable, the Company will continue to refine its valuation methodologies.
See Note 3 for additional disclosures of the Company’s fair value measurements of its financial instruments.
The Company may acquire Structured Finance Notes of CLO investment vehicles or invest in CLO loan accumulation facilities. The Company considers CLO performance metrics, including prepayment rates, default rates, loss-on-default and recovery rates, and other metrics, as well as estimated market yields provided by a recognized industry pricing service as a

OFS Credit Company, Inc.
Notes to Schedule of Investments

primary source for discounted cash flow fair value estimates, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by broker-dealers in its estimate of the fair value of such investments. The Company also considers the operating metrics of the CLO vehicle, including compliance with collateralization tests, concentration limits, defaults, restructuring activity and prepayment rates on the underlying loans, if applicable. The Company engages a third-party valuation firm to provide assistance to the Board in determining the fair value of our investments.
Investment Income
Interest income: Interest income from investments in Structured Finance Notes is recognized on the basis of the estimated effective yield to expected redemptions utilizing assumed cash flows in accordance with ASC Sub-topic 325-40, Beneficial Interests in Securitized Financial Assets. The Company monitors the expected cash flows from its Structured Finance Notes, and the effective yield is determined and updated periodically.
Net realized and unrealized gain or loss on investments: Investment transactions are reported on a trade-date basis. Unsettled trades as of the balance sheet date are included in payables for investments purchased. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of the investment on a specific-identification basis. Investments are valued at fair value as determined in good faith by the Board. The Company reports changes in the fair value of investments as net changes in unrealized appreciation/depreciation on investments in the statement of operations.
Income taxes: The Company has elected to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify as a RIC, the Company must, among other things, meet certain source of income and asset diversification requirements, and timely distribute at least 90% of its investment company taxable income ("ICTI"), to its stockholders. The Company has made, and intends to continue to make, the requisite distributions to its stockholders, which generally relieves the Company from U.S. federal income taxes.
The Company may choose to retain a portion of ICTI in an amount less than that which would trigger U.S. federal income tax liability under Subchapter M of the Code; however, the Company may be liable for 4% excise tax on a portion of such income unless it timely distributes at least 98.2% of its ICTI to its stockholders. Excise tax liability is recognized when the Company determines its distributions from current year ICTI are less than 98.2% of its estimated current year annual ICTI, as defined in the Code. The Company evaluates tax positions taken in the course of preparing its tax returns to determine whether they are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold could result in greater and undistributed ICTI, income and excise tax expense, and, if involving multiple years, a re-assessment of the Company’s RIC status. GAAP requires recognition of accrued interest and penalties related to uncertain tax benefits as income tax expense. There were no uncertain income tax positions at January 31, 2020.
Distributions: Distributions to stockholders are recorded on the applicable record date. The timing of monthly distributions as well as the amount to be paid out as a distribution is determined by the Board. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment. Distributions paid in excess of taxable net investment income and net realized gains are considered returns of capital to stockholders.
Net investment income determined in accordance with tax regulations may differ from net investment income for financial reporting purposes. Differences may be permanent or temporary. Permanent differences result in a reclassification between capital accounts. Additionally, certain short-term capital gains may be reported as ordinary income. Distributions paid in excess of taxable net investment income and net realized gains are considered returns of capital to stockholders. Distributions paid by the Company in accordance with RIC requirements are subject to re-characterization for tax purposes.
Concentration of credit risk: Aside from its instruments in Structured Finance Notes and CLO loan accumulation facilities, financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions. At various times during the year, the Company's cash deposits may exceed the federally insured limits. To mitigate this risk, the Company places cash deposits only with high credit quality institutions. Management believes the risk of loss related to the Company's cash deposits is minimal. The amount of loss due to credit risk from investments in Structured Finance Notes, if underlying funds and managers fail to perform according to the terms of the indentures and collateral management agreements, and the collateral or other security for those instruments proved to be of no value to the Company is equal to the Company's recorded investment in Structured Finance Notes.

OFS Credit Company, Inc.
Notes to Schedule of Investments

Note 3. Fair Value of Financial Instruments
The following table provides quantitative information about the Company’s Level 3 fair value measurements as of January 31, 2020. In addition to the valuation techniques and inputs noted in the table below, other valuation techniques and methodologies may be utilized when determining the Company’s fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements as of January 31, 2020.

Investment Type	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted average)(1)
Structured Finance Notes	$68,479,633	Discounted Cash Flows	Constant Default Rate(2)	1.25% - 1.64% (1.38%)
			Constant Default Rate(3)	1.69% - 2.42% (2.02%)
			Constant Prepayment Rate	25.00% - 25.00% (25.00%)
			Reinvestment Spread	3.30% - 4.15% (3.56%)
			Reinvestment Price	99.50% - 99.50% (99.50%)
			Reinvestment Floor	1.00% - 1.00% (1.00%)
			Recovery Rate	68.60% - 70.00% (69.64%)
			Discount Rate	14.50% - 30.50% (18.31%)
(1) Weighted average is calculated based on fair value of investments.
(2) Constant default rates for the next twelve months.
(3) Constant default rates for the remaining months following the next twelve months.

The following table presents changes in the investments measured at fair value using Level 3 inputs for the three months ended January 31, 2020.

Structured Finance Notes
Level 3 assets, Beginning of period	$64,147,358

Net unrealized appreciation on investments (1)	3,099,181
Accretion of interest income on structured-finance securities	2,764,792
Purchase of portfolio investments	2,489,750
Distributions from portfolio investments	(4,021,448)

Level 3 assets, January 31, 2020	$68,479,633
(1) The change in net unrealized appreciation during the three months ended January 31, 2020 on Level 3 assets held at the end of the period is $3,099,181.
Other Financial Assets and Liabilities
GAAP requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such instruments.
The following tables present the fair value measurements of the Company's debt and indicate the fair value hierarchy of the significant unobservable inputs utilized by the Company to determine such fair values as of January 31, 2020:

Description	Level 1	Level 2	Level 3	Total
6.875% Series A Term Preferred Stock	$22,339,692	$—	$—	$22,339,692

Description	Carrying Value	Fair Value
6.875% Series A Term Preferred Stock	$20,624,700	$22,339,692

OFS Credit Company, Inc.
Notes to Schedule of Investments

Note 4. Federal Income Taxes
The Company's amortized cost basis in Structured Finance Notes differs from reported amounts to U.S. federal income tax amounts primarily due to differences in income recognition for which GAAP requires recognition of an estimated constant yield whereas U.S. federal income tax rules require recognition of net investment income reported to the Company by the underlying CLO fund in the tax period reported. The Company determines tax attributes of Structured Finance Notes annually upon receipt of tax information from the underlying CLO vehicles and in connection with preparation of the Company's federal income tax return. Were the Company to make this determination on the basis of estimated amounts, the tax-basis cost of investments and associated tax-basis gross unrealized appreciation (depreciation) inherent in the fair value of investments as of January 31, 2020, would be as follows:

Tax-basis amortized cost of investments	$79,762,164
Tax-basis gross unrealized appreciation on investments	734,311
Tax-basis gross unrealized depreciation on investments	(12,016,842)
Tax-basis net unrealized depreciation on investments	11,282,531
Fair value of investments	$68,479,633
Note 5. Recent Developments
On January 28, 2020, the Board declared the following distributions on common shares.

Record Date	Payable Date	Distribution Per Share
February 21, 2020	February 28, 2020	$0.1734
March 24, 2020	March 31, 2020	$0.1734
April 23, 2020	April 30, 2020	$0.1734
On January 28, 2020, the Board declared the following dividends on the Company's Series A Term Preferred Stock shares.

Record Date	Payable Date	Dividend Per Share
February 21, 2020	February 28, 2020	$0.1432292
March 24, 2020	March 31, 2020	$0.1432292
April 23, 2020	April 30, 2020	$0.1432292
On January 24, 2020, the Company entered into an equity distribution agreement relating to the sale of shares of its common stock. The equity distribution agreement provides that the Company may offer and sell shares of its common stock having an aggregate offering price of up to $25,000,000. As of March 4, 2020, the Company sold 173,498 shares of its common stock for net proceeds of $2,815,059 after deducting commissions and fees.